Rule 497(k)

File. No 333-207937

AMPLIFY ETF TRUST SUMMARY PROSPECTUS January 28, 2025
Amplify Video Game Leaders ETF (formerly Amplify Video Game Tech ETF) NYSE Arca — GAMR

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.amplifyetfs.com. You can also get this information at no cost by calling 1-855-267-3837 or by sending an e-mail request to info@amplifyetfs.com. The Fund’s prospectus and statement of additional information, both dated January 28, 2025, as amended and supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Amplify Video Game Leaders ETF seeks investment results that generally correlate (before fees and expenses) to the total return performance of the VettaFi Video Game Leaders Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.59%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$60	$189	$329	$738

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended September 30, 2024, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities in the video gaming industry that comprise the Index. The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund uses a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

Amplify Investments LLC is the investment adviser to the Fund (“Amplify” or the “Adviser”) and Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”). VettaFi, LLC developed and maintains the Index (the “Index Provider”). The Index Provider is not affiliated with the Fund, the Adviser or the Sub-Adviser.

The Index. The Index is constructed to track the performance of a concentrated portfolio of companies that are components of the video gaming value-chain (i.e., the ecosystem of creating and distributing video games). These companies include those involved in game development and publishing, mobile games, online games, gaming graphic processing units (“GPUs”), development platforms and supporting software, hardware and peripherals (i.e., a keyboard, mouse or monitor), and the metaverse (collectively, “Gaming Activities”).

The initial universe of the Index begins with companies that are listed on an exchange in a major country that meet the following criteria: (i) an average daily trading value of $1 million USD; (ii) a free float market capitalization percentage of 20%; and (iii) a full market capitalization of $250 million USD. For additional information regarding the eligible exchanges, please see “Additional Information About the Fund’s Strategies and Risks.” From this initial universe, companies are considered for inclusion if they meet one or more of the following categories:

1.    The company derives at least 50% of its revenues from Gaming Activities;

2.    The company has at least a 20% market share in either game development or systems, mobile gaming or gaming GPUs or hardware; or

3.    The company is within the top ten based on revenue for game development and publishing, mobile gaming, development platforms and supporting software, hardware and peripherals, or metaverse.

From this eligible universe, the Index Provider selects the top twenty (20) companies based on float market capitalization for inclusion in the Index.

The Index constituents are weighted based on a banded float modified market capitalization ranking. To determine weightings, constituents are divided into three bands based on the float modified market capitalization of each company. The top five companies each receive a 10% weighting, the companies ranking 6-10 each receive a 5% weighting and the bottom 10 companies each receive a 2.5% weighting.

The Index is reconstituted and rebalanced quarterly in March, June, September, and December. The composition of the Index and the constituent weights are determined on calendar quarters on the open of trading following the third Friday of the month. Component changes are made on the open of trading following the third Friday of March, June, September and December. The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

As of September 30, 2024, the Index had 90 constituents and had significant exposure to Japanese issuers.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries, except to the extent the Index is concentrated in an industry or a group of industries. As of December 31, 2024, the Index is concentrated in the video gaming industry.

Diversification Status. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Cybersecurity Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. In addition, the rights and remedies associated with investments in a fund that tracks an index comprised of foreign securities may be different than a fund that tracks an index of domestic securities.

Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

ETF Risks.

Absence of an Active Market. Although the Fund’s shares are approved for listing on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Index than it otherwise would at higher asset levels or the Fund may ultimately liquidate.

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration: The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares: Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Fluctuation of NAV: The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether Fund shares will trade below, at or above their NAV. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s securities holdings or the NAV of Fund shares. As a result, investors in the Fund may pay significantly more or receive significantly less for Fund shares than the value of the Fund’s underlying securities or the NAV of Fund shares.

Market Trading: An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Trading Issues: Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets, directly or indirectly, in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Japan Investment Risk: To the extent the Fund invests in Japanese securities, it will be subject to risks related to investing in Japan. The Japanese economy may be subject to considerable degrees of economic, political, and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis. Additionally, decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosure rates may have an adverse impact on the economy of Japan. Japan also has few natural resources, and any fluctuation or shortage in the commodity markets could have a negative impact on Japanese securities.

Index Provider Risk. The Fund seeks to achieve returns that generally correlate, before fees and expenses, to the performance of the Index, as published by their Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. The composition of the Index is heavily dependent on information and data supplied by third parties over which the Adviser has no or limited ability to oversee. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Because of this, if the composition of the Index reflects any errors, the Fund’s portfolio can be expected to also reflect the errors. In addition, data and information on non-U.S. countries may be unreliable or outdated or there may be less publicly available data or information about non-U.S. countries due to differences in registration, accounting, audit and financial record keeping standards which creates the potential for errors in Index data, Index computation and/or Index construction and could have an adverse effect on the Fund’s performance.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain regions, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of the Fund’s holdings. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

Passive Investment Risk: The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. Unlike with an actively managed fund, the Fund’s investment adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Smaller Companies Risk. The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also are often traded in the over-the-counter market and tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

Tax Risk. To qualify for the favorable tax treatment generally available to regulated investment companies (“RICs”), the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the asset diversification requirements will be satisfied if (i) at least 50% of the value of the Fund’s total assets are represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” of any one issuer do not represent more than 5% of the Fund’s total assets or greater than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets are invested in securities of any one issuer (other than U.S. government securities and securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that are controlled by the Fund and are engaged in the same or similar or related trades or business, or the securities of one or more “qualified publicly traded partnerships.” When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a RIC, it would be subject to U.S. federal income tax at corporate rates on its income, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, distributions to a Fund’s shareholders would generally be taxed as ordinary dividends.

Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. Relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to pay U.S. federal income tax at corporate rates on any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Technology Companies Risk. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index. In addition, in order to minimize the market impact of an Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance, which may contribute to tracking error.

Valuation Risk. The sales price that the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Video Gaming Companies Risk. Video gaming companies face intense competition, both domestically and internationally, may have limited product lines, markets, financial resources, or personnel, may have products that face rapid obsolescence, and are heavily dependent on the protection of patent and intellectual property rights. Such factors may adversely affect the profitability and value of video gaming companies.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

The Fund was reorganized on or about January 29, 2024 from the Wedbush ETFMG Video Game Tech ETF (the “Predecessor Fund”), a series of the ETF Managers Trust, a Delaware statutory trust, into Amplify ETF Trust, a Massachusetts business trust. The Fund is a continuation of the Predecessor Fund and, therefore adopts the performance information of the Predecessor Fund (as shown below), which was managed by ETF Managers Group LLC. The Predecessor Fund commenced operations on March 8, 2016.

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at the Fund’s website, https://amplifyetfs.com/ or by calling the Fund at 1-855-267-3837.

Calendar Year Total Returns as of 12/31
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
59.89%
-16.90%
16.15%
77.96%
14.65%
-36.94%
7.23%
11.74%
2017
2018
2019
2020
2021
2022
2023
2024

During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 33.74% (quarter ended June 30, 2020) and the Fund’s lowest return for a calendar quarter was -22.28% (quarter ended June 30, 2022).

Average Annual Total Returns (for the periods ended December 31, 2024)
Amplify Video Game Leaders ETF	1 Year	5 Year	Since Inception 3/8/2016
Return Before Taxes	11.74%	9.04%	12.88%
Return After Taxes on Distributions	11.69%	8.83%	12.59%
Return After Taxes on Distributions and Sale of Fund Shares	7.18%	7.20%	10.69%
VettaFi Video Game Leaders Index(1)(2)	—	—	—
EEFund Video Game TechTM Index (reflects no deduction for fees, expenses or taxes)(1)	13.05%	9.88%	13.39%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	15.17%

(1)      On January 28, 2025, the Fund ceased tracking the EEFund Video Game TechTM Index and began tracking the VettaFi Video Game Leaders Index. Therefore, the Fund’s performance and historical returns shown for the periods prior to January 28, 2025 are not necessarily indicative of the performance that the Fund, based on its current index and investment objective, would have generated.

(2)      Performance data is not available for all the periods shown in the table for the Index because performance data does not exist for some or the entire periods. The Fund began to seek the returns of the VettaFi Video Game Leaders Index on January 28, 2025.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC (“Amplify Investments” or the “Adviser”)

Sub-Adviser. Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)

Portfolio Managers. The following individuals serve as portfolios managers to the Fund.

•        Dustin Lewellyn, CFA, Chief Investment Officer at Penserra

•        Ernesto Tong, CFA, Managing Director at Penserra

•        Christine Johanson, CFA, Director at Penserra

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers have served as part of the portfolio management team of the Fund since 2024.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 50,000 Shares) or multiples thereof

(“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.